EXHIBIT 24
POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s 1996 Long-Term Incentive Plan, 2006 Omnibus Long-Term Incentive Plan, Construction Materials Division Hourly Employees Savings Plan, Thrift Plan for Salaried Employees and 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of November, 2007.

/s/ Philip J. Carroll, Jr.
Philip J. Carroll, Jr.

POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s 1996 Long-Term Incentive Plan, 2006 Omnibus Long-Term Incentive Plan, Construction Materials Division Hourly Employees Savings Plan, Thrift Plan for Salaried Employees and 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of November, 2007.

/s/ Ann McLaughlin Korologos
Ann McLaughlin Korologos

POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s 1996 Long-Term Incentive Plan, 2006 Omnibus Long-Term Incentive Plan, Construction Materials Division Hourly Employees Savings Plan, Thrift Plan for Salaried Employees and 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of November, 2007.

/s/ Phillip W. Farmer
Phillip W. Farmer

POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s 1996 Long-Term Incentive Plan, 2006 Omnibus Long-Term Incentive Plan, Construction Materials Division Hourly Employees Savings Plan, Thrift Plan for Salaried Employees and 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of November, 2007.

/s/ H. Allen Franklin
H. Allen Franklin

POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s 1996 Long-Term Incentive Plan, 2006 Omnibus Long-Term Incentive Plan, Construction Materials Division Hourly Employees Savings Plan, Thrift Plan for Salaried Employees and 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of November, 2007.

/s/ Douglas J. McGregor
Douglas J. McGregor

POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s 1996 Long-Term Incentive Plan, 2006 Omnibus Long-Term Incentive Plan, Construction Materials Division Hourly Employees Savings Plan, Thrift Plan for Salaried Employees and 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of November, 2007.

/s/ James V. Napier
James V. Napier

POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s 1996 Long-Term Incentive Plan, 2006 Omnibus Long-Term Incentive Plan, Construction Materials Division Hourly Employees Savings Plan, Thrift Plan for Salaried Employees and 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of November, 2007.

/s/ Donald B. Rice
Donald B. Rice

POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s 1996 Long-Term Incentive Plan, 2006 Omnibus Long-Term Incentive Plan, Construction Materials Division Hourly Employees Savings Plan, Thrift Plan for Salaried Employees and 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of November, 2007.

/s/ Orin R. Smith
Orin R. Smith

POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s 1996 Long-Term Incentive Plan, 2006 Omnibus Long-Term Incentive Plan, Construction Materials Division Hourly Employees Savings Plan, Thrift Plan for Salaried Employees and 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of November, 2007.

/s/ Vincent J. Trosino
Vincent J. Trosino